POWER OF ATTORNEY

STATE OF TEXAS

COUNTY OF GALVESTON

Know all men by these presents that the undersigned Directors of American National Insurance Company, a Texas corporation (“Corporation”), constitute and appoint G. Richard Ferdinandtsen and Dwain A. Akins, and each of them, as their true and lawful attorney-in-fact and agent, with full power of substitution, for them and in their name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Arthur O. Dummer                         /s/ Shelby M. Eliot
Arthur O. Dummer                             Dr. Shelby M. Eliot
Dated: April 29, 2005                        Dated:  April 29, 2005

/s/ G. Richard Ferdinandtsen                 /s/ Frances Anne Moody-Dahlberg
G. Richard Ferdinandtsen                     Frances Anne Moody-Dahlberg
Dated: April 29, 2005                        Dated:  April 29, 2005

/s/ Robert L. Moody                          /s/ Russell S. Moody
Robert L. Moody                              Russell S. Moody
Dated: April 29, 2005                        Dated:  April 29, 2005

/s/ W.L. Moody, IV                           /s/ Frank P. Williamson
W.L. Moody, IV                               Frank P. Williamson
Dated: April 28, 2005                        Dated:  April 29, 2005

/s/ James D. Yarbrough
James D. Yarbrough
Dated: April 29, 2005

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared Arthur O. Dummer, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 29th day of April, 2005.

Notary Public in and for The
State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared Dr. Shelby M. Elliott, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 29th day of April, 2005.

Notary Public in and for The
State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared G. Richard Ferdinandtsen, known to me to be the person whose name is subscribed to theforegoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 29th day of April, 2005.

Notary Public in and for The
State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared Frances Anne Moody-Dahlberg, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 29th day of April, 2005.

Notary Public in and for The
State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared Robert L. Moody, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 29th day of April, 2005.

Notary Public in and for The
State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared Russell S. Moody, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 29th day of April, 2005.

Notary Public in and for The
State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared W.L. Moody, IV, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 28th day of April, 2005.

Notary Public in and for The
State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared Frank P. Williamson, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 29th day of April, 2005.

Notary Public in and for The
State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

Before me Judy Moriarty, Notary Public, on this day personally appeared James D. Yarbrough, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this 29th day of April, 2005.

Notary Public in and for The
State of Texas